Exhibit 99.2
Sparton Corporation 3rd Quarter Financial Results Conference Call May 20, 2009

Safe Harbor Statement Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as "believe," "expect," "anticipate," "project," "plan," "estimate," "will" or "intend" and similar words or expressions as they relate to the Company or its management constitute forward- looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management's discussion and analysis contained from time- to-time in the Company's filings with the Securities and Exchange Commission.

Today's Call Agenda 3rd Quarter Financial Review Cost Reduction Activities Debt & Refinancing NYSE Delisting Notices Investor/Analyst Q&A

3rd Quarter Highlights First Operating Income in 11 Consecutive Quarters Continued Positive Gross Margin Improvement New Management Team in Place Cost Reduction Actions Identified and Implemented Improvement in Cash Availability

3rd Quarter Net Loss 2009 2008 Net sales 54,592,034 $ 58,138,830 $ Costs of goods sold 49,582,623 53,404,144 Gross profit 5,009,411 4,734,686 Selling and administrative expenses 4,151,843 5,083,137 Amortization of intangibles 120,313 120,313 Restructuring charges 660,160 - EPA related - net environmental remediation 8,224 (8) Net gain on sale of property, plant and equipment (4,412) (44,663) 4,936,128 5,158,779 Operating income (loss) 73,283 (424,093) Other income (expense): Interest and investment income (expense) (685) 43,654 Interest expense (397,485) (248,953) Equity loss in investment (36,000) (8,000) Other - net (219,392) (283,816) (653,562) (497,115) Loss before income taxes (580,279) (921,208) Provision (credit) for income taxes 183,000 (1,555,000) Net income (loss) (763,279) $ 633,792 $ Earnings (loss) per share - basic and diluted (0.08) $ 0.06 $ 3 months ended March 31,

Sales MARKET Net Sales % of Total Net Sales % of Total Aerospace 21.5 $ 39% 16.2 $ 28% Medical/Scientific Instrumentation 18.4 34% 19.2 33% Government 7.6 14% 12.8 22% Industrial/Others 7.1 13% 9.9 17% Totals 54.6 $ 100% 58.1 $ 100% 2009 2008 3 Months ended March 31,

Gross Profit 2009 As % 2008 As % Net sales 54,592,034 $ 100.0% 58,138,830 $ 100.0% Costs of goods sold 49,582,623 90.8% 53,404,144 91.9% Gross profit 5,009,411 9.2% 4,734,686 8.1% Selling and administrative expenses 4,151,843 7.7% 5,083,137 8.7% Amortization of intangibles 120,313 0.2% 120,313 0.2% Restructuring charges 660,160 1.2% - 0.0% EPA related - net environmental remediation 8,224 0.0% (8) 0.0% Net gain on sale of property, plant and equipment (4,412) 0.0% (44,663) -0.1% 4,936,128 9.1% 5,158,779 8.8% Operating income (loss) 73,283 0.1% (424,093) -0.7% Other income (expense): Interest and investment income (expense) (685) 0.0% 43,654 0.0% Interest expense (397,485) -0.7% (248,953) -0.4% Equity loss in investment (36,000) -0.1% (8,000) 0.0% Other - net (219,392) -0.4% (283,816) -0.5% (653,562) -1.2% (497,115) -0.9% Loss before income taxes (580,279) -1.1% (921,208) -1.6% Provision (credit) for income taxes 183,000 0.3% (1,555,000) -2.7% Net income (loss) (763,279) $ -1.4% 633,792 $ 1.1% 3 months ended March 31,

Operating Expenses & Income 2009 As % 2008 As % Net sales 54,592,034 $ 100.0% 58,138,830 $ 100.0% Costs of goods sold 49,582,623 90.8% 53,404,144 91.9% Gross profit 5,009,411 9.2% 4,734,686 8.1% Selling and administrative expenses 4,151,843 7.7% 5,083,137 8.7% Amortization of intangibles 120,313 0.2% 120,313 0.2% Restructuring charges 660,160 1.2% - 0.0% EPA related - net environmental remediation 8,224 0.0% (8) 0.0% Net (gain) loss on sale of property, plant and equipment (4,412) 0.0% (44,663) -0.1% 4,936,128 9.1% 5,158,779 8.8% Operating income (loss) 73,283 0.1% (424,093) -0.7% Other income (expense): Interest and investment income (expense) (685) 0.0% 43,654 0.0% Interest expense (397,485) -0.7% (248,953) -0.4% Equity loss in investment (36,000) -0.1% (8,000) 0.0% Other - net (219,392) -0.4% (283,816) -0.5% (653,562) -1.2% (497,115) -0.9% Loss before income taxes (580,279) -1.1% (921,208) -1.6% Provision (credit) for income taxes 183,000 0.3% (1,555,000) -2.7% Net income (loss) (763,279) $ -1.4% 633,792 $ 1.1% 3 months ended March 31,

Summary Reconciliation YTD Net loss year-to-date fiscal 2008 $ (2.7) Deferred asset write-off in fiscal 2008 $ 1.6 Gain on Deming, NM plant sale in fiscal 2008 (0.9) 0.7 Increased margin from disengaging customer 1.0 Improved margin on government programs 0.5 Increased pension expense (1.2) Increased legal and consulting expense (1.2) Increased translation/transaction exchange expense loss (0.8) Restructuring expense (0.7) Increased income tax expense (2.3) Other (0.2) (4.9) Net change (4.2) Net loss year-to-date fiscal 2009 $ (6.9) ($ in millions)

Cost Reduction Actions Announced Low High 8-K 1. Plant Consolidation & Closures 6.5 7.5 3/4, 3/30 2. Reduction in Force (February) 4.1 4.1 2/6 2. Reduction in Force (April) 1.8 1.8 4/2 3. Consulting Disengagements 1.5 1.5 n/a 4. Health Care Benefits 1.2 1.2 n/a 5. Pension Contributions 0.7 0.7 2/16 5. 401(k) Company Match 0.4 0.4 2/16 16.2 17.2 ($ millions) PROJECTED ANNUALIZED SAVINGS

Debt & Financing Extension of current credit facility through June 15, 2009 Proposal Letter and Preliminary Term Sheet with a prospective lender was signed Due diligence activities underway Mar-09 Mar-08 Var Credit Revolver 15,500 8,500 (7,000) Long Term Debt 3,900 6,500 2,600 Astro Owners 3,005 4,877 1,872 IRB (Ohio) 2,056 2,160 104 Total 24,461 22,037 (2,424) 19,826 17,011 25,588 24,461 0.39 0.36 0.20 0.20 0 25,000 50,000 Jun-06 Jun-07 Jun-08 Mar-09 Outstanding Debt ($ '000) 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 Debt:Equity Ratio

NYSE Update Notified by NYSE of non-compliance with listing requirements Submitted business plan to NYSE NYSE determination to remove Sparton stock from listing Sparton request for review NYSE review scheduled on June 1

6 Key Imperatives Immediate, enhanced, and rigorous cash management Immediate operating cost accountability at the source to contain and focus on variances to standard Evaluate overhead for optimization Initiate phase I of the Lean / Quality Deployment Strategies Initiate a Footprint Optimization Assessment Initiate phase I of the Long Term Strategic Growth Plan

In Summary Focused on Returning Sparton to Profitability

QUESTIONS?